UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: January 30, 2004
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

  Incorporated in the                       Employer Identification
   State of Delaware                            No. 76-0146568



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Item 7c.  Exhibits

99.1 Anadarko Press Release, dated January 30, 2004 - Anadarko Announces Fourth-Quarter and 2003 Financial and Operating Results

99.2 Anadarko Press Release, dated January 30, 2004 - Anadarko Issues 2004 Production and Financial Guidance

Item 9.  Regulation FD Disclosure

On January 30, 2004, Anadarko provided production and financial guidance for 2004. This information is contained in the press release included in this report as Exhibit 99.2


Item 12.  Results of Operations and Financial Condition

On January 30, 2004, Anadarko Petroleum Corporation announced fourth-quarter and 2003 financial and operating results. The press release is included in this report as Exhibit 99.1






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                         ANADARKO PETROLEUM CORPORATION
                                                  (Registrant)

January 30, 2004            By:                   /s/ Diane L. Dickey
                                              ---------------------------

                                 Diane L. Dickey - Vice President and Controller